EXHIBIT 10.5(b)(x)
NINTH AMENDMENT TO TRUST AGREEMENT BETWEEN
FIDELITY MANAGEMENT TRUST COMPANY AND
THE SCOTTS COMPANY
     THIS NINTH AMENDMENT, dated as of the fifteenth day of October, 2004, by and between Fidelity Management Trust Company (the “Trustee”) and The Scotts Company (the “Sponsor”);
WITNESSETH:
     WHEREAS, the Trustee and the Sponsor heretofore entered into a Trust Agreement dated January 1, 1998 with regard to The Scotts Company Executive Retirement Plan (the “Plan”); and
     WHEREAS, the Trustee and the Sponsor now desire to amend said Trust Agreement as provided for in Section 14 thereof;
     NOW THEREFORE, in consideration of the above premises, the Trustee and the Sponsor hereby amend the Trust Agreement by:
(1)	Amending the “investment options” section of Schedule “A”, to add the following:
•	CRM Small Cap Value Fund — Investor Class
     IN WITNESS WHEREOF, the Trustee and the Sponsor have caused this Ninth Amendment to be executed by their duly authorized officers effective as of the day and year first above written.

THE SCOTTS COMPANY		FIDELITY MANAGEMENT TRUST COMPANY

By:	/s/ Pam Kuryla	By:	/s/ Linda Trent	11/10/2004

			FMTC Authorized Signatory	Date
Name:

Title:	Director, Benefits

Date:	10/8/2004